UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AXSOME THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! AXSOME THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 4, 2026 11:59 PM ET axsome AXSOME THERAPEUTICS, INC. ONE WORLD TRADE CENTER, 29TH FLOOR NEW YORK, NY 10007 V91337-P50476 You invested in AXSOME THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2026. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy pv For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 5, 2026 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/AXSM2026*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Mark Saad 02) Susan Mahony, Ph.D., MBA 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Board Recommends For For For 3. To approve, by non-binding advisory vote, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91338-P50476